STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

December 6, 2012

Job Number: C20121206-2362
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20120823888-32	Articles of Incorporation	2 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20121206-2362
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120823888-32
	Filing Date and Time: 12/06/2012 2:46 PM
	Entity Number: E0625732012-0

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: ACTIVE WITH ME INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: NEVADA AGENCY AND TRANSFER COMPANY
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 65000000 — Par value per share: $ 0.0010 — Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) SHERI STRANGWAY
Name

Street Address	City	State	Zip Code
2005 LAKESHORE ROAD	SARNIA, ON, CAN	CA	N7X1G4

2)
Name

Street Address — City — State — Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

SHERI STRANGWAY — X SHERI STRANGWAY
Name — **Incorporator Signature**

Address	City	State	Zip Code
2005 LAKESHORE ROAD	SARNIA, ON, CAN	CA	N7X1G4

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X NEVADA AGENCY AND TRANSFER COMPANY — 12/6/2012
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	ACTIVE WITH ME INC.

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:	Not Applicable

REGISTERED AGENT NAME:	NEVADA AGENCY AND TRANSFER COMPANY
STREET ADDRESS:	Not Applicable
MAILING ADDRESS:	Not Applicable

ADDITIONAL	**Par Value Stock**
Number of Shares: 10000000	
Par Value: 0.0010	

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **ACTIVE WITH ME INC.**, did on December 6, 2012, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 6, 2012.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20121206-2362
You may verify this certificate
online at **http://www.nvsos.gov/**